Condensed Consolidated Statements of Operations and Comprehensive Income (Unaudited) - USD ($)	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Condensed Consolidated Statements of Operations and Comprehensive Income (Unaudited)
REVENUE	$ 2,737,410	$ 1,850,551
COST OF REVENUE	(452,663)	(476,727)
GROSS PROFIT	2,284,747	1,373,824
OPERATING EXPENSES
Selling expenses	(110,612)	(76,593)
General and administrative expenses	(689,000)	(995,451)
Total operating expenses	(799,612)	(1,072,044)
INCOME FROM OPERATIONS	1,485,135	301,780
OTHER INCOME
Interest income	8,673	59,973
Other income (expenses), net	9,110	(7,249)
Total other income, net	17,783	52,724
INCOME BEFORE INCOME TAXES	1,502,918	354,504
INCOME TAX EXPENSE	(42)	(128,482)
NET INCOME	1,502,876	226,022
COMPREHENSIVE INCOME
Total foreign currency translation adjustment	(551,890)	143,416
TOTAL COMPREHENSIVE INCOME	$ 950,985	$ 369,438
Weighted average number of shares, basic and diluted	17,627,339	8,756,372
Basic and diluted earnings per ordinary share	$ 0.09	$ 0.03